UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Clark Street, Sharon, PA, USA	16146
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 02 8624 6130

Level 5, 97 Pacific Highway, North Sydney NSW Australia         2060

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures set forth in Item 5.02 below are incorporated by reference into this Item 1.01.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Appointment of Director

On January 31, 2023 the Board of Directors (“the Board”) of Mawson Infrastructure Group Inc. (“the Company”) appointed Mr. Rahul Mewawalla to serve as a member of the Board, effective as of immediately, to fill a vacancy on the Board of Directors.

Mr. Mewawalla will serve on the Board until the Company’s 2023 annual meeting of stockholders at which time he will stand for election alongside the Company’s current directors. The Board has also appointed Mr Mewawalla to serve as a member of the Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee.

Mr. Mewawalla’s appointment was decided upon after seeking a nomination and recommendation from the Company’s Nominating and Corporate Governance Committee. The Board has determined that Mr. Mewawalla qualifies as “independent” in accordance with the published listing requirements of NASDAQ.

Mr. Mewawalla has extensive strategic and operational leadership expertise with technology, software, telecommunications, financial services, and digital companies. Mr. Mewawalla has public company board expertise across various roles including as Chair of the Board, Audit Committee Chair, Compensation Committee Chair, Nominating and Governance Committee member and Special Committee member, having served on the boards of several NASDAQ-listed companies, including Phunware Inc., Four Leaf Acquisition Corporation, Aquarius II Acquisition Corporation, Lion Group Holding, and Rocky Mountain Chocolate Factory Inc. Mr. Mewawalla also has executive and operating experience at numerous companies, including as a Chief Executive Officer, President, C-level Officer and Executive Vice President. In addition to his public company experience, Mr. Mewawalla has served as a board member, investor and advisor to various private and philanthropic companies.

There is no arrangement or understanding with any person pursuant to which Mr. Mewawalla was appointed as a member of the Board. There are no transactions or relationships between the Company and Mr. Mewawalla that are reportable under Item 404(a) of Regulation S-K. In connection with Mr. Mewawalla’s appointment to the Board, Mr. Mewawalla entered into a Director Appointment Letter dated January 31, 2023, with the Company (the “Director Appointment Letter”). Pursuant to the Director Appointment Letter, Mr. Mewawalla will receive annual compensation in the amount of $225,000 package for his service as a member of the Board, and for his committee roles. Half of his compensation will be issued to him as restricted stock units under the Company’s Equity Incentive Plan.

The description of the Director Appointment Letter is only a summary and is qualified in its entirety by reference to the full text of such document, which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 31, 2023 the Company issued a press release announcing the appointment of Mr. Mewawalla to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Director Appointment Letter between the Company and Rahul Mewawalla dated January 31, 2023
99.1	Press Release dated January 31, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the SEC on March 21, 2022, Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022, and in other filings that the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: January 31, 2023	By:	/s/ James Manning
James Manning
Chief Executive Officer